Exhibit 99.1
* * * Resource Capital Corp. November 2012

* * Safe Harbor This presentation contains forward-looking statements that involve risks and uncertainties. These forward-looking statements are not historical facts but rather are based on our current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this presentation. We use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including: changes in our industry, interest rates, the debt securities markets, real estate markets or the general economy; increased rates of default and/or decreased recovery rates on our investments; the performance and financial condition of our borrowers; the cost and availability of our financings, which depends in part on our asset quality, the nature of our relationships with our lenders and other capital providers, our business prospects and outlook and general market conditions; the availability and attractiveness of terms of additional debt repurchases; availability, terms and deployment of short-term and long-term capital; availability of, and ability to retain, qualified personnel; changes in our business strategy; availability of investment opportunities in commercial real estate-related and commercial finance assets; the resolution of our non-performing and sub-performing assets; our ability to comply with financial covenants in our debt instruments; the degree and nature of our competition; the adequacy of our cash reserves and working capital; the timing of cash flows, if any, from our investments; unanticipated increases in financial and other costs, including a rise in interest rates; our ability to maintain compliance with over-collateralization and interest coverage tests in our CDOs and/or CLOs; our dependence on our Manager and ability to find a suitable replacement in a timely manner, or at all, if we or our Manager were to terminate the management agreement; environmental and/or safety requirements; our ability to satisfy complex rules in order for us to qualify as a REIT, for federal income tax purposes and qualify for our exemption under the Investment Company Act of 1940, as amended, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company); and other factors discussed under Item IA. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2011 and those factors that may be contained in any subsequent filing we make with the Securities Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from that anticipated or implied in the forward-looking statements.

* Business Overview Reflects share price of $5.92 as of November 5, 2012 and total shares outstanding as of November 5, 2012 As of September 30, 2012 As of September 30, 2012 with total shareholder equity of $587.5 Million Exchange / Ticker NYSE: "RSO" Business Structure REIT Market Capitalization(1) $594.8 million Investment Portfolio(2) $2.3 billion Dividend paid last quarter $0.20/share Dividend Guidance for 2012 $0.80/share Recourse Debt / Total Equity (3) 15.2% External Manager Resource America, Inc. (NASDAQ: "REXI")

RSO is a commercial finance business structured as a REIT with substantial focus on commercial real estate mortgage investments as well as commercial loans and leases Approximately $2.3 billion in assets as of September 30, 2012 We provide customized financing solutions: Portfolio consists predominantly of senior secured loans in real estate and leveraged corporate loans Our floating-rate assets (LIBOR based) provide protection against rising interest rates Committed and experienced sponsor and management team Approximately 6.0% ownership by management team and affiliates Assets are predominantly term-funded RSO had $174 million of cash as of October 26, 2012(1) Resource Capital Corp. Overview * COMMERCIAL REAL ESTATE LOANS LEVERAGED LOANS OTHER CREDIT OPPORTUNITIES (1) Includes restricted cash of approximately $75 million

Cleaned up balance sheet and brought leverage down from a high of 10.0x to 2.9x as of September 30, 2012 Maintained a cash dividend throughout the downturn and paid $6.17 in cash dividends since June 2007 Increased and diversified investments in real estate lending, corporate loans and CMBS Significantly decreased legacy portfolio Took advantage of the displaced market and bought discounted formerly AAA rated CMBS bonds and bank loans and sold them for substantial profit Opened a term CMBS financing facility Entered into $150 million term financing facility designed to finance commercial real estate bridge lending business Began investing in distressed real estate and have realized gains from the early resolution of some assets RSO Highlights Since the Financial Crisis *

* Powerful and Established Core Platform REAL ESTATE TEAM CORPORATE LENDING & COMMERCIAL FINANCE TEAMS Dedicated team of 12 professionals led by Dave Bloom bolstered by 35 additional professionals at Resource Real Estate Management team has worked together for over 10 years – we still have the same team intact as before the crisis We have our own origination team which maximizes our ability to control the assets and monitor credit quality This team is experienced in investing in periods of distress The corporate loan team has 15 professionals led by Gretchen Bergstresser bolstered by 15 additional professionals at Resource America All of the CLOs in RSO were nominated as finalists for Best Performing CLO for 2005, 2006 and 2007 by Creditflux. Gretchen’s team won Best CLO manager of 2012. Grew position in the commercial finance space via a direct investment in the leasing platform of LEAF Commercial Capital, Inc (LCC) a premier small ticket equipment leasing and finance company Resource Capital Markets, Inc., the opportunistic credit investing desk, has produced a 50.7% return in 2011; in 2012, the YTD (to 9/30_ performance is 106.0% and 226.8% since the inception of the portfolio* * As of 8/7/2012

Business Portfolios Commercial Real Estate Leveraged Loans Other Credit Opportunities Types of Assets Commercial Mortgages Senior Whole Loans Mezzanine Loans CMBS Structured Investments in Real Estate Corporate Bank Loans covering a wide array of industries and ABS Preferred equity stake in Leasing JV Proprietary Structured Products Structure 2 CRE CDOs & 2 Warehouse Facilities 4 Bank Loan CLOs Taxable REIT Subsidiaries Equity Allocation 70% 20% 10% Asset Breakdown ($2.3 billion) 32% 48% 20% % of RSO Gross Interest Income 39% 50% 11% % Net Interest Income 46% 39% 15% Return on Equity 12-15% 18-22% 10-35% *

* In the last two years the CMBS market re-emerged and after some early pull-backs, it has stabilized and is seeing year over year growth Although there are fewer conduit programs, CMBS lenders are actively quoting deals Leverage amounts, pricing and terms have all changed with a more conservative approach across the board – 65% to 75% LTV and in-place debt yields close to 11% Fixed rate CMBS on stabilized assets have returned, but floating rate securitizations have yet to come back in any meaningful way Lenders have retreated to their traditional core competencies Wall Street conduits focused on 10 year fixed rate deals on stabilized properties Banks and insurance companies again active for high-quality assets on balance sheet Transitional bridge lenders, like RSO, making loans for value-add transactions to well capitalized proven sponsors Liquidity has returned to the subordinate debt market RSO has taken advantage of this opportunity and has sold legacy B-note and mezzanine positions at favorable pricing, which made up 47%/$394 million of the portfolio in 2007 and only 13%/$84 million today New basis mezzanine loan and preferred equity opportunities are again emerging and are providing strong risk-adjusted returns with substantial borrower cash subordination Inefficiencies exist in the $5 to $10 million range where unleveraged 12% to 15% returns are achievable * Commercial Mortgage Market

* Bridge Financing – Acquisition and Refinance RSO’s two CDOs reached their respective reinvestment cutoffs fully invested; new loans are being term financed on a $150 million financing facility with Wells Fargo Bank Since the beginning of 2012, RSO has closed nine new loans totaling approximately $115.4 million, with six more loans totaling another $80 million in process and six additional loans totaling approximately $125 million in active negotiation. RSO is underwriting a consistent forward pipeline of approximately $250 million at any given time and quoting new loans on the following indicative terms: Loan size between $7 million and $30 million Maximum 85% as-is Loan to Value Minimum 1.10X Debt Service Coverage Ratio off of stressed in place net operating income 6.5%-9% coupon floors (500 to 750 bps over a 1.5% LIBOR floor) Impounds for Cap Ex and TI/LC reserves One point Commitment Fee and one point Exit Fee Two-year initial terms with three one-year extensions Elements of recourse to the principals in select situations * Real Estate Loan Parameters

Additional CRE Activities * Starting in early 2011 and continuing into Q3-2012, RSO has been very active buying highly rated CMBS – aggregate CMBS purchases in 2011 and through Q3-2012 totaled $174.6 million $100 million term CMBS facility and an additional CMBS repurchase facility with Wells Fargo Bank provide the opportunity to deploy capital into a space where we have a well established team and to earn returns between 13% and 15% in AAA investments RSO is also targeting good opportunities to own properties RSO’s equity portfolio currently consists of two wholly-owned and one JV owned multifamily properties comprised of 1,154 units, a 179 room luxury hotel and spa, and one 30,000 square foot office building RSO, along with an institutional partner, also owns a portfolio of 17 distressed multifamily properties and non-performing loans acquired at substantial discounts for total investments of $136 million; RSO also participates in up to 25% of the JV’s gains RSO will continue to invest in both value-add and distressed real estate transactions that provide opportunities for significant value creation and capital appreciation

* Corporate credit fundamental picture is healthy Default rates are low and are projected to stay low Leverage multiples are staying intact New Issue CLO activity Better performing managers have access to the market again Through RCAM, a subsidiary of RSO, the Company receives senior, subordinated and the right to incentive fees related to the management of five CLOs totaling approximately $1.9 billion in AUM. In October 2012, the Company purchased a $20.9 million equity position in a CLO at a weighted average price of 57.5% to par, representing 67% of the outstanding preference shares. CVC credit partners is currently the manager of the CLO. * Corporate Loan Market and Portfolio Comprised of (Amount in Thousands): 9/30/2012 Principal/Face Unamortized Discount Carrying Value Loans held in CLO’s 1,138,867 (20,870) 1,117,997 Loan allowances (5,134) Loans, net of allowances 1,112,863 Securities held in CLO’s (held to maturity) 27,435 Net Bank Loan Portfolio 1,140,298 Bank Loan Portfolio

* RSO’s Targeted Investment in Specialty Commercial Finance A private equity firm, Eos Partners, L.P., invested $50 million in LEAF Commercial Capital (“LCC”), which operates an equipment lease and note origination, servicing and financing business, and received 50,000 shares of Series A Preferred Stock (12%), or a collective 45.1% interest in LCC. RSO originally invested $36 million in LCC; at the closing of the Eos transaction, RSO was issued 31,341 shares of Class A Preferred Stock (12%), 4,872 shares of Series B Preferred Stock (8%) and 2,364 shares of Series D Preferred Stock, or a collective fully-diluted 26.7% interest in LCC. In October 2011, LCC securitized $105 million of asset backed equipment lease notes. LCC has availability through a revolving credit facility to $185 million to originate additional equipment lease and notes.

* Clean Balance Sheet Leverage Since 12/31/08 During FY 2010, RSO repurchased $46.9 million of its CDO notes at a 37% discount to par During FY 2011, RSO repurchased $10.0 million of its CDO notes at a 39% discount to par During FY2012 RSO repurchased $60.3 million of its CDO notes at a 11% discount to par CDO Compliance Maturing Debt Open Market Repurchases All RSO structured finance vehicles continue to pay all classes according to their terms Compliant with OC and IC tests as of 10/31/12 and have never failed either test since inception Only short-term debt matches funding of AAA CMBS purchases with short-term maturities Nearly all debt outstanding is long-dated funding through structured finance vehicles and Trups

Maintained a cash dividend and paid $9.32* in dividends since inception in March 2005 Powerful core platforms and established management teams in real estate, corporate lending and commercial finance Cleaned up balance sheet and brought leverage down from a high of 10.0x to 2.9x as of September 30, 2012 Floating-rate assets (LIBOR based) provide protection against rising interest rates Significantly decreased legacy portfolio Took advantage of the displaced market and bought deeply discounted bonds and bank loans and sold them for substantial profit Opened a term CMBS financing facility Entered into $150 million term financing facility designed to finance commercial real estate bridge lending business Began investing in distressed real estate and have realized gains RSO Highlights * * This includes dividends declared for the September 30, 2012 quarter which was paid on October 26, 2012